Exhibit 99.1

Profusa Announces Signing of Option Agreement for the

Acquisition of a Commercial Stage Diagnostics Company, G3 Vision Labs

BERKELEY, Calif., July 31, 2026 (GLOBE NEWSWIRE) -- Profusa, Inc. (Nasdaq: PFSA), a digital health company pioneering next-generation biosensing technologies, announces the signing of an Option Agreement (the “Agreement”) which provides Profusa the right and option, but not the obligation, subject to satisfaction of the conditions described below, to acquire G3 Vision Labs, Inc. (“G3”) and its subsidiaries, Med Screen Laboratories Inc., Dominion Diagnostics LLC and Acutis Diagnostics Inc. G3’s 2025 Net Revenues are estimated, based on unaudited management information, to be approximately $111 million. The Agreement formalizes the arrangement between Profusa and G3 that was announced earlier this week. The option is exercisable at any time on or prior to the date that G3 delivers specified financial information and for 90 days thereafter, subject to the satisfaction of certain conditions as described below. If the option is exercised, the combined company is expected to operate as a public diagnostics company with national CLIA-certified laboratories, recurring revenues from a diversified base of providers serving addiction treatment, pain management, and behavioral health.

“This Agreement provides Profusa with a significant opportunity, subject to satisfaction of the specified conditions, to acquire the growing regional diagnostics business of G3,” said Jack Stover, Executive Chairman and CEO of Profusa, Inc.

Pursuant to the Agreement, Profusa’s ability to exercise the option is subject to satisfaction of, among other items, the following conditions: (i) Profusa shall have consummated, or received binding commitments to consummate, one or more financings resulting in aggregate gross proceeds to Profusa or G3 of at least $30 million; (ii) certain indebtedness of G3 shall be refinanced, repaid, or otherwise satisfied (or the lenders shall have consented to the exercise of the option); (iii) Profusa’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock shall be in effect; (iv) approval in accordance with applicable rules of the Nasdaq Stock Market, LLC (“Nasdaq”) of the conversion of the Preferred Stock (as defined below) into shares of Profusa’s common stock and of the transactions contemplated by the Option Agreement by the requisite holders of Profusa’s common stock at a duly convened meeting of Profusa’s stockholders; (v) no suspension or removal from listing of Profusa’s common stock on Nasdaq, and no initiation or threatening of any proceedings for any of such purposes or delisting, shall have occurred; and (vi) any and all obligations of any Seller as guarantor, co-obligor or surety for any indebtedness of G3 and its subsidiaries shall have been terminated and released in full, without any liability to such Seller from and after the Closing.

As consideration for the option, Profusa issued to G3 stockholders the following consideration: (i) 201,120 shares of Profusa common stock; and (ii) 52,903.566 shares of a newly-designated series of non-voting convertible preferred stock (the “Preferred Stock”), which is convertible into Profusa common stock subject to a stockholder approval by Profusa’s stockholders as required under the applicable Nasdaq Listing Rules (the “Stockholder Approval”) ((i) and (ii) together, the “Consideration”). If Profusa exercises the option contemplated by the Agreement, the counterparties will be entitled to receive an additional 53,918.113 shares of the Preferred Stock. Each share of the Preferred Stock is convertible into 1,000 shares of Profusa’s common stock, subject to receipt of the Stockholder Approval. If Profusa does not satisfy the conditions listed above and the option remains unexercised, G3 stockholders will retain the Consideration. Entry into the Agreement and the transactions contemplated thereby will not constitute a change of control.

Tungsten Advisors served as the financial advisor to Profusa. Katten Muchin Rosenman LLP is serving as legal counsel to Profusa. K&L Gates LLP is serving as legal counsel to G3 Vision Labs.

Additional details regarding the Agreement, the Consideration and the Preferred Stock are set forth in the Current Report on Form 8-K that Profusa expects to file with the SEC in connection with this announcement. The shares of common stock and Preferred Stock described in this press release were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act or any state securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Profusa

Profusa is a digital health company developing a new generation of tissue-integrated sensors to detect and continuously transmit actionable, medical-grade data for personal and medical use. With its long-lasting, injectable, and affordable biosensors and intelligent data platform, Profusa aims to provide people with a personalized biochemical signature rooted in data that clinicians can trust and rely on. For more information, please visit www.profusa.com.

“LUMEE”, “PROFUSA” and the PROFUSA logo are registered trademarks of Profusa, Inc. in the United States, Canada, European Union, China, Japan, South Korea, and Australia.

About G3

G3 provides laboratory testing solutions, clinical insight, and reporting tools that help healthcare teams make informed treatment decisions, streamline workflows, and improve patient outcomes. Its CLIA-certified and CAP/CLIA accredited national medical laboratories provide molecular diagnostic tests for infectious disease and urine and blood clinical toxicology testing, with a client base serving addiction treatment, pain management, and behavioral health providers across the country.

Special Note Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of Profusa, including statements regarding the transaction, and the conditions to the exercise of the option under the Agreement, Profusa’s strategic plans, the proposed business combination with G3, the operating results of G3 and its subsidiaries, the terms and amounts of the financing to be obtained in connection with the business combination. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of Profusa and could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, without limitation, risks related to Profusa’s ability to satisfy the conditions of the Agreement and to integrate G3 and its subsidiaries into Profusa’s business, the risk that customer demand may be less than expected, the risks in the business combination that would result from the option exercise, as well as the risks in complying with the representations, warranties and covenants set forth in the Agreement, and risks related to the completion and terms of the contemplated financings, the risk that Profusa does not receive the Stockholder Approval, the dilutive effect on existing stockholders of the issuance of shares of common stock and Preferred Stock as consideration for the Agreement and, if the option is exercised, upon conversion of the Preferred Stock, and the risk that G3’s indebtedness is not refinanced, repaid or otherwise satisfied on acceptable terms or at all. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Profusa and its management, are inherently uncertain. There are risks and uncertainties described more fully in Profusa’s public filings from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Profusa cannot assure you that the forward-looking statements in this communication will prove to be accurate.

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